SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 5(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2010

SMSA EL PASO II ACQUISITION CORP.
(Exact name of registrant as specified in Charter)

Nevada	000-53334	26-2809162
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

11753 Willard Avenue
Tustin, CA  92782
(Address of Principal Executive Offices)

(714) 832-3249
(Issuer Telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 31, 2010, SMSA El Paso II Acquisition Corp. (the “Company”) entered into (i) Amendment No. 2 ( “Advisory Agreement Amendment No. 2”) to the Advisory Agreement (the “Advisory Agreement”), dated as of November 5, 2009, as amended by Amendment No. 1 dated as of December 15, 2009, between the Company and Halter Financial Group, L.P. (“HFG”); and (ii) Amendment No. 2 (“Escrow Agreement Amendment No. 2”) to the Escrow Agreement (the “Escrow Agreement”), dated as of November 5, 2009, as amended by Amendment No. 1 dated as of December 15, 2009, among the Company, Michael Campbell, HFG and Securities Transfer Corporation, as escrow agent.

Advisory Agreement Amendment No. 2 amends the Advisory Agreement to extend the due date for payment of the $250,000 advisory fee to HFG by the Company (the “Advisory Fee”) from January 31, 2010 until February 28, 2010 and Escrow Agreement Amendment No. 2 amends the reference in the Escrow Agreement to the payment date of the Advisory Fee from January 31, 2010 until February 28, 2010.

The foregoing description of the Advisory Agreement Amendment No. 2 and the Escrow Agreement Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of such amendments, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.  The Advisory Agreement and the Escrow Agreement were filed as Exhibits 10.3 and 10.4, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 2009, and Amendment No. 1 to Advisory Agreement and Amendment No. 1 to Escrow Agreement were filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2009, and are incorporated herein by reference. are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Advisory Agreement, dated as of January 31, 2010, between the Company and Halter Financial Group, L.P.

10.2	Amendment No. 2 to Escrow Agreement, dated as of January 31, 2010, among the Company, Michael Campbell, Halter Financial Group, L.P. and Securities Transfer Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA El Paso II Acquisition Corp.

By:	/s/ Michael Campbell
Michael Campbell
Chief Executive Officer and President

Dated:  February 3, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Advisory Agreement, dated as of January 31, 2010, between the Company and Halter Financial Group, L.P.

10.2	Amendment No. 2 to Escrow Agreement, dated as of January 31, 2010, among the Company, Michael Campbell, Halter Financial Group, L.P. and Securities Transfer Corporation.